UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10800 Galaxie Avenue
 Ferndale, Michigan, United States 48220
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (877) 787-6268

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the "Company," "our," or "we" refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 2.02 Results of Operations and Financial Condition

On April 13, 2026, we will be issuing a press release providing preliminary, unaudited financial results for our fiscal year ended February 28, 2026 in which we reported that: (a)  Revenue for the fiscal year increased by $1.61 million, or 26%, to $7.75 million; (b) Gross Profit rose by $1.79 million, or 48%, to $5.54 million, while Gross Margins improved to approximately 71%.; (c)  Operating Expenses remained flat at $17.5 million, resulting in an approximately $2.0 million improvement in loss from operations.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On April 13, 2026, we will be issuing a press release titled "AITX Provides Preliminary Fiscal Year 2026 Results Highlighting Revenue Growth and Gross Profit Expansion." A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	April 13, 2026 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2026	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer